UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 12, 2021

SPECTRUM BRANDS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-4219	74-1339132
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

SB/RH HOLDINGS, LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-192634-03	27-2812840
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
3001 Deming Way
Middleton, Wisconsin 53562
(Address of principal executive offices)
(608) 275-3340
(Registrant’s telephone number, including area code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Registrant	Title of Each Class	Trading Symbol	Name of Exchange On Which Registered
Spectrum Brands Holdings, Inc.	Common Stock, $0.01 par value	SPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§232.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Spectrum Brands Holdings, Inc.	☐
SB/RH Holdings, LLC	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
On April 12, 2021, Spectrum Brands Holdings, Inc. (the “Company”) appointed Mr. Leslie Campbell and Ms. Joan Chow, each an independent, highly qualified, and diverse background candidate to the Company’s Board of Directors (the “Board”). Concurrently with these appointments, Mr. Norman S. Matthews resigned his position as a director of the Company in order to pursue other opportunities and not because of any disagreement with the Company on matters relating to its operations, policies or practices.

Mr. Campbell and Ms. Chow were appointed to the Board in response to shareholder feedback and in furtherance of the Board’s commitment to advancing diversity and gender inclusion. The Board believes that the Company and its stakeholders are benefited by a highly skilled Board with a significant variety of expertise, experiences, and diversity across race, gender, and ethnicity. Mr. Campbell and Ms. Chow will each serve as Class I directors, until the earlier of the annual meeting of the Company’s stockholders for such directorship class or until his or her successor is duly elected and qualified. Following the foregoing changes to the Board, the Company no longer has any vacancies on the Board.

Mr. Campbell and Ms. Chow are independent directors as defined under the listing standards of the New York Stock Exchange. There are no arrangements or understandings between Mr. Campbell and Ms. Chow and any other persons pursuant to which they were selected as directors of the Company. There are no related person transactions (within the meaning of Item 404(a) of Regulation S-K) between Mr. Campbell and Ms. Chow and the Company.

In consideration for their service to the Company, Mr. Campbell and Ms. Chow will receive ordinary director compensation consistent with that received by the Company's other non-employee directors as disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on June 18, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM BRANDS HOLDINGS, INC.

	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, Corporate Secretary and General Counsel

SB/RH HOLDINGS, LLC
	By:	/s/ Ehsan Zargar
	Name:	Ehsan Zargar
	Title:	Executive Vice President, Corporate Secretary and General Counsel
Date: April 13, 2021
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